UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

February 13, 2015

Date of Report (date of Earliest Event Reported)

CHUMA HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-53447	20-5893809
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

20945 Devonshire Street, Suite 208
Chatsworth, CA 91311
 (Address of principal executive offices and zip code)
(702) 751-8455
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01      Entry into a Material Definitive Agreement.

            Placement Agent Agreement

            On January 21, 2015, Chuma Holdings, Inc. (the “Company”) originally entered into a Placement Agent Agreement (the “Agreement”) with Spencer Edwards, Inc. (“Spencer Edwards”). However, on February 17, 2015, the Company ratified the Agreement to have an effective date of February 13, 2015. Pursuant to the Agreement, Spencer Edwards will act as the Company’s exclusive placement agent for the Company in connection with an offering of the Company’s securities on a best efforts basis (the “Offering”).

            Pursuant to the terms of the Agreement, the Company is obligated to provide Spencer Edwards with the compensation set forth below:

(i)                A 2% non-accountable expense allowance;

(ii)               A 10% sales commission of the gross proceeds of the Offering; and

(iii)              10% Placement Agent Warrant as defined in Section 12 of the Agreement that is incorporated by reference herein.

            The Company has appointed Spencer Edwards as its exclusive placement agent within the territories of the United States until July 31, 2015, unless one party provides written notice of termination to the other party for failure to comply with the terms of the Agreement.

            A copy of the Agreement is filed as Exhibit 10.1 to this Current Report in its entirety and is incorporated by reference herein.

Item 8.01         Other Events.

On February 13, 2015, the Company issued a press release (the “Press Release”) announcing the engagement with Spencer Edwards. A copy of this Press Release is furnished as Exhibit 99.1 to this Current Report in its entirety and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

Exhibit No.      Description

10.1                 Placement Agent Agreement between Chuma Holdings, Inc. and Spencer Edwards, Inc.

99.1                 Press release dated February 13, 2015.

SIGNATURES

            Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                                                                                      Chuma Holdings, Inc.

Date: February 18, 2015                                                                                                                                                                                                                         By:/s/ Jordan Shapiro

                                                                                                                                                                                                                                                             Jordan Shapiro

                                                                                                                                                                                                                                                             Chief Executive Officer